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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                    -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

DATE OF REPORT:    MARCH 10, 2005
DATE OF EARLIEST EVENT REPORTED:    MARCH 10, 2005

                               COMMSCOPE, INC.
            (Exact name of registrant as specified in its charter)


      DELAWARE                  1-12929                36-4135495
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification
   incorporation)                                       Number)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                          HICKORY, NORTH CAROLINA
                                   28602
                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.
           -------------------------------------------

      As described in Item 5.02 below, on March 10, 2005, each of Katsuhiko Okubo and Richard C. Smith were elected to the Board of Directors of CommScope, Inc. (the "Company") effective April 1, 2005. In connection with their election as directors, on March 10, 2005, each of Dr. Okubo and Mr. Smith entered into an indemnification agreement (collectively, the "Indemnification Agreements") with the Company and CommScope, Inc. of North Carolina, a direct wholly owned subsidiary of the Company ("CommScope NC"), effective April 1, 2005. The Indemnification Agreements, which are in substantially the same form as those previously entered into with the Company's other directors and officers, among other things, indemnify the Company's directors and officers to the fullest extent permitted by Delaware or other applicable state law for certain expenses (including attorney's fees), liabilities, judgments, fines and settlement amounts incurred by such person arising out of or in connection with such person's service as a director or officer of the Company or an affiliate of the Company. A copy of the current form of indemnification agreement between the Company, CommScope NC and their directors and officers is attached to this Current Report on Form 8-K as Exhibit 10.1.

      Each of Dr. Okubo and Mr. Smith will receive, upon their election to the Board of Directors effective April 1, 2005, 1,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value of the underlying shares of Common Stock on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            ---------------------------------------------

      On March 10, 2005, the Board of Directors of the Company, upon the recommendation of the Company's Nominating and Corporate Governance Committee, increased the size of the Company's Board of Directors from six to eight directors, effective April 1, 2005, such that there will be a total of three directors in Class I, two directors in Class II and three directors in Class III. To fill the resulting two vacancies, the Board of Directors elected Katsuhiko Okubo as a Class I Director, effective April 1, 2005, to serve until the 2007 Annual Meeting of Stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal) and elected Richard C. Smith as a Class III Director, effective April 1, 2005, to serve until the 2006 Annual Meeting of Stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

      Mr. Smith was also appointed to the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors of the Company, effective April 1, 2005. Dr. Okubo has not been appointed to any committee of the Board of Directors as of the date of this Current Report on Form 8-K.

      Dr. Okubo served as a Corporate Director and a Corporate Senior/Executive Vice President of The Furukawa Electric Co., Ltd. ("Furukawa") from June 1999 until June 2004, and from June 2004 until March 2005 served as an advisor to Furukawa. In November 2001, the Company and Furukawa formed OFS BrightWave, LLC ("OFS BrightWave") to operate certain fiber optic cable and transmission fiber assets acquired from Lucent Technologies Inc. On June 14, 2004, the Company (through its wholly-owned subsidiary, CommScope Optical Technologies, Inc.) sold its equity ownership interest in OFS BrightWave to Furukawa in exchange for the 7,656,900 shares of the Company's Common Stock owned by Furukawa (the "Exchange Transaction"), which represented approximately 12% of the Company's outstanding Common Stock on that date. As a result of the Exchange Transaction, the Company no longer owns any equity interest in OFS BrightWave and Furukawa no longer owns any shares of Common Stock of the Company. In connection with the Exchange Transaction, CommScope NC and OFS Fitel, LLC ("OFS Fitel"), a wholly-owned indirect subsidiary of Furukawa, entered into a four year optical fiber supply agreement. An existing $30,000,000 revolving note due to the Company from OFS BrightWave remained outstanding following the Exchange Transaction and is scheduled to mature in 2006.

      In 2004, the Company recognized interest income from OFS BrightWave in the amount of approximately $979,000 on the $30,000,000 revolving note, which was fully drawn as of December 31, 2004. During the period from January 1, 2004 through June 14, 2004, (i) the Company purchased cable products from OFS BrightWave for an aggregate amount representing less than 1% of the Company's consolidated operating costs and expenses for such period and (ii) the Company purchased optical fiber products from OFS Fitel for an aggregate amount representing less than 1% of the Company's consolidated operating costs and expenses for such period.

      The Company believes that the terms of each of the transactions described above were no less favorable to the Company than the terms which could be obtained from unrelated third parties.

      A copy of the Company's press release dated March 10, 2005 announcing the election of Dr. Okubo and Mr. Smith as directors of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

 Item 9.01.  Financial Statements and Exhibits.
             ----------------------------------

        (c) EXHIBIT  DESCRIPTION
            -------  -----------

             10.1 Form of Indemnification Agreement by and among CommScope, Inc., CommScope, Inc. of North Carolina, and their directors and officers.

             99.1 CommScope, Inc. Press Release relating to the election of Katsuhiko Okubo and Richard C. Smith as directors, dated March 10, 2005.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  March 10, 2005

                              COMMSCOPE, INC.

                              By:/s/ Frank B. Wyatt, II
                                 ----------------------------
                                 Frank B. Wyatt, II
                                 Senior Vice President, General Counsel and
                                 Secretary


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                             Index of Exhibits

Exhibit No.                Description
-----------                -----------
 10.1 Form of Indemnification Agreement by and among CommScope, Inc., CommScope, Inc. of North Carolina, and their directors and officers.

 99.1 CommScope, Inc. Press Release relating to the election of Katsuhiko Okubo and Richard C. Smith as directors, dated March 10, 2005.